UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

JELD-WEN HOLDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38000	93-1273278
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2645 Silver Crescent Drive Charlotte, North Carolina	28273
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (704) 378-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	JELD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On May 10, 2021, JELD-WEN Holding, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with the selling shareholders named in Schedule B thereto (collectively, the “Selling Shareholders”) and J.P. Morgan Securities LLC (the “Underwriter”), relating to the sale by the Selling Shareholders (the “Offering”) of 10,000,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share. The Offering closed on May 13, 2021. The Company did not sell any Shares in the Offering or receive any proceeds from the Offering.

In connection with the Offering, the Company purchased from the Underwriter 1,000,000 of the aggregate 10,000,000 Shares that were the subject of the Offering (the “Share Repurchase”). The price per Share paid by the Company for the repurchased Shares equaled the price at which the Underwriter purchased the Shares from the Selling Shareholders in the Offering. Accordingly, the number of Shares available to the general public in the Offering was 9,000,000 Shares.

The Offering described in this Current Report on Form 8-K was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-253702), effective upon filing with the Securities and Exchange Commission on March 1, 2021, as supplemented by the preliminary prospectus supplement, dated May 10, 2021, and the final prospectus supplement, dated May 10, 2021.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company and the Selling Shareholders. It also provides for customary indemnification of the Underwriter by each of the Company and the Selling Shareholders for certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The legality opinion of Fried, Frank, Harris, Shriver & Jacobson LLP is attached hereto as Exhibit 5.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1#	Underwriting Agreement, dated May 10, 2021, by and among JELD-WEN Holding, Inc., the selling shareholders named in Schedule B thereto and J.P. Morgan Securities LLC.

5.1	Opinion of Fried, Frank, Harris, Shriver & Jacobson LLP.

23.1	Consent of Fried, Frank, Harris, Shriver & Jacobson LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

#

Schedules, exhibits and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. JELD-WEN Holding, Inc. agrees to furnish copies of such omitted materials supplementally upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2021		JELD-WEN HOLDING, INC.

	By:	/s/ John Linker
John Linker
Executive Vice President and Chief Financial Officer